Organization and Operations	6 Months Ended
Jun. 30, 2022
Organization and Operations
Organization and Operations

1. Organization and Operations

GasLog Ltd. (“GasLog”) was incorporated in Bermuda on July 16, 2003. GasLog and its subsidiaries (the “Company” or “Group”) are primarily engaged in the ownership, operation and management of vessels in the liquefied natural gas (“LNG”) market, providing maritime services for the transportation of LNG on a worldwide basis and LNG vessel management services. The Group conducts its operations through its vessel-owning subsidiaries and through its vessel management services subsidiary. The Group’s operations are carried out from offices in Piraeus, London and Singapore. The registered office of GasLog is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.

On February 21, 2021, GasLog entered into an agreement and plan of merger (the ‘‘Merger Agreement’’) with BlackRock’s Global Energy & Power Infrastructure Team (collectively, ‘‘GEPIF’’), pursuant to which GEPIF acquired all of the outstanding common shares of GasLog Ltd. that were not held by certain existing shareholders of GasLog Ltd. for a purchase price of $5.80 in cash per share (the ‘‘Transaction’’). On June 4, 2021, the special general meeting of shareholders (the “Special Meeting”) was held, and shareholders approved (i) the previously announced Merger Agreement, (ii) the merger and (iii) the statutory merger agreement contemplated by the Merger Agreement. Trading in GasLog’s common shares on the New York Stock Exchange (“NYSE”) was suspended and the delisting of the common shares from the NYSE became effective on June 21, 2021. GasLog’s 8.75% Series A Cumulative Redeemable Perpetual Preference Shares (“Preference Shares”) remain outstanding and continue to trade in the NYSE under the ticker symbol “GLOG PR A”.

Following the consummation of the Transaction on June 9, 2021, the Company, Blenheim Holdings Ltd., Blenheim Special Investments Holding Ltd. and Olympic LNG Investments Ltd. (collectively, the “Rolling Shareholders”) and GEPIF entered into a shareholders’ agreement with respect to the governance of the Company (the “Shareholders’ Agreement”). Pursuant to the Shareholders’ Agreement, the board of directors of the Company were reduced to five persons, and the Rolling Shareholders that are party to the Shareholders’ Agreement will appoint a majority of the Company’s board of directors in accordance with the terms of the Shareholders’ Agreement. In addition, Peter G. Livanos holds a proxy to vote the shares of the Rolling Shareholders under the terms of the Shareholders’ Agreement and, as a result of holding such proxy, controls more than a majority of the voting stock of the Company and controls the right to appoint a majority of the board of the Company.

As of June 30, 2022, GasLog held a 33.2% ownership interest (including the 2% interest through general partner units) in GasLog Partners LP (“GasLog Partners” or the “Partnership”) and, as a result of its ownership of the general partner and the fact that the general partner elects the majority of the Partnership’s directors in accordance with the Partnership Agreement, GasLog has the ability to control the Partnership’s affairs and policies. Consequently, GasLog Partners is consolidated in the Group’s financial statements.

The accompanying unaudited condensed consolidated financial statements include the financial statements of GasLog and its subsidiaries. All subsidiaries included in the unaudited condensed consolidated financial statements are 100% held (either directly or indirectly) by GasLog, except for GasLog Partners and its subsidiaries. In comparison to the Group’s structure for the year ended December 31, 2021, no new subsidiaries were established or acquired in the six months ended June 30, 2022.